1 THIRD AMENDMENT TO REVOLVING LOAN AGREEMENT This THIRD AMENDMENT (the “Amendment”) to the Revolving Loan Agreement, (as amended, the “Agreement”), initially entered into as of July 3, 2023, by and between Golub Capital Private Credit Fund (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of June 21, 2024. RECITALS WHEREAS, Borrower and Lender desire to amend the Agreement to increase the Lender’s commitment; NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows: 1. Amendment to the Commitment. (a) The definition of “Commitment” in Section 1 of the Agreement is hereby amended by deleting the amount “$200,000,000” and inserting the amount “$300,000,000” in lieu thereof. 2. Full Force and Effect. Other than as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. 4. Counterparts. This Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement. [Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above. BORROWER: GOLUB CAPITAL PRIVATE CREDIT FUND By: /s/ David Golub Name: David B. Golub Title: Chief Executive Officer LENDER: GC ADVISORS LLC By: /s/ David Golub Name: David B. Golub Title: President [Signature Page to Third Amendment to Revolving Loan Agreement]